UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2021

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 N. Hwy A1A, Suite C-106 Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Material Agreements

On June 16, 2021, Jupiter Wellness, Inc. (the "Company") entered into a license agreement (the "License Agreement") with the Oklahoma Medical Research Foundation ("OMRF"), covering the Company's use of OMRF's Patents US 6,156,795 and US 6,326,400, relating to the treatment of contact dermatitis with N-L-Alpha-Aspartyl-L-Phenylalanine-1-Methyl Ester, otherwise known as the artificial sweetener aspartame. Under the License Agreement, the Company has gained the worldwide exclusive license to utilize the Patent Rights, Know-How and Material related to N-L-Alpha-Aspartyl-L-Phenylalanine-1-Methyl Ester in order to make, use, distribute, sublicense and sell Licensed Products or Licensed Services.

The License Agreement became effective on June 16, 2021, and will end upon the expiration of the last of the

Company's Valid Claims within the Patent Rights.

The Company agreed to issue OMRF $375,000-worth of the Company's common stock as an initial payment (the “OMRF Shares”), relying on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder. Upon its achievement of annual worldwide net sales of $10,000,000 of the first Licensed Product, the Company will pay OMRF an additional $1,000,000.

The License Agreement helps forward the Company's research into the possible applications of CBD/aspartame mixtures in treating a variety of skin conditions, including atopic dermatitis (eczema), as described in patent filing US 20210038513.

Item 3.02. Unregistered Sales of Equity Securities

The information under Item 1.01 is incorporated by reference into this Item 3.02.

Item 7.01. Regulation FD Disclosure

On June 16, 2021, the Company issued a press release announcing the License Agreement (the “Press Release”). A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
10.1 99.1	License Agreement, dated June 16, 2021 Press release, dated June 17, 2021

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 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2021

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer

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